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                                                                    Exhibit 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the incorporation by reference in this Registration Statement on
Form S-8 (No. __________) of our report dated October 16, 1998 relating to the financial statements, which appear in Inktomi Corporation's Annual Report on Form 10-K for the year ended September 30, 1998.

                              PricewaterhouseCoopers LLP


                              /S/ PRICEWATERHOUSE COOPERS LLP

San Francisco, California
October 21, 1999